UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2017

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

__________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 -     Corporate Governance and Management

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Stockholders of Web.com Group, Inc. (the “Company”) held on May 10, 2017, at 10:30 a.m. Eastern Time, at the Company’s headquarters in Jacksonville, Florida, the Company’s stockholders approved the four proposals listed below. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast “for” or “withheld” for each director, and for or against each other matter, and the number of abstentions and broker non-votes with respect to each matter (other than Proposal 2). A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2017.

Proposal 1 - Election of Directors

The two individuals named below were elected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2020 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Nominees	Number of Shares Voted For	Number of Shares Voted Withheld	Broker Non-Votes

David L. Brown	29,580,023	2,201,797	14,459,470
Timothy I. Maudlin	31,054,319	727,501	14,459,470

Proposal 2 - Election of Directors

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017. The tabulation of votes on this matter was as follows:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained

Ernst & Young LLP	45,893,313	112,545	235,432

Proposal 3 - Advisory Resolution on Frequency of Future Votes on Executive Compensation

The Company’s stockholders approved, on an advisory basis, a frequency of “one year” for future advisory votes on the compensation of the Company’s named executive officers by the following vote:

For 1 Year	For 2 Years	For 3 Years	Abstain	Broker Non-Votes

27,262,737	10,874	4,244,013	264,196	14,459,470

Proposal 4 - Advisory Resolution on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement, including the Compensation Discussion and Analysis and the Executive Compensation Tables, together with the narrative discussion related thereto, by the following vote:

For	Against	Abstain	Broker Non-Votes

30,077,689	1,443,231	260,900	14,459,470

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc.
(Registrant)

Date: May 11, 2017
/s/ Matthew P. McClure
Matthew P. McClure, Secretary